UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):   July 2, 2008

NAVTEQ CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-21323 (Commission File Number)	77-0170321 (I.R.S. Employer Identification Number)

NAVTEQ Corporation

425 West Randolph Street

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

(312) 894-7000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On July 2, 2008, NAVTEQ Corporation (the “Company”) entered into a Waiver with Nokia Inc. (the “Parent”) and North Acquisition Corp. (the “Purchaser”).  Pursuant to the Waiver, the Company, the Parent and the Purchaser agreed to waive certain provisions of the Agreement and Plan of Merger, dated as of October 1, 2007 (the “Merger Agreement”), by and among the Parent, the Purchaser, the Company and, solely for the purposes of Section 7.08 and Article X, Nokia Corporation (“Nokia”).  Specifically, the Waiver Agreement provides for the waiver of the obligation of the Parent to provide at least 30 days’ notice prior to the effective time of the merger of its determination that (i) all restricted stock units (“RSUs”) and performance share units (“PSUs”) convertible into common stock of the Company, par value $0.001 per share (“Common Stock”), granted to non-employee directors and one of the Company’s consultants and (ii) all RSUs and PSUs vesting on or prior to October 20, 2008, will be converted into the right to receive the per share merger consideration of $78.00 in cash, without interest, for each underlying share of Common Stock.  In addition, pursuant to the Waiver, the parties agreed that, notwithstanding the provisions of the Merger Agreement, fractional Nokia shares that may result from the conversion of Company RSUs and Company PSUs held by award-holders located in Canada or Singapore will be rounded down to the nearest whole share.

The foregoing description of the Waiver does not purport to be complete and is qualified in its entirety by reference to the Waiver filed hereto as Exhibit 10.1, which is incorporated herein by reference.  The Merger Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated October 1, 2007.

Section 8 — Other Events

Item 8.01  Other Events.

On July 2, 2008, the Company issued a press release announcing that Nokia has received approval from the European Commission for its pending acquisition of the Company.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are being furnished herewith:

10.1                           Waiver by and among NAVTEQ Corporation, Nokia Inc. and North Acquisition Corp. dated July 2, 2008.

99.1                           Press Release issued by NAVTEQ Corporation on July 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVTEQ CORPORATION

Date: July 2, 2008	By:	/s/ David B. Mullen
David B. Mullen
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Waiver by and among NAVTEQ Corporation, Nokia Inc. and North Acquisition Corp. dated July 2, 2008.

99.1	Press Release issued by NAVTEQ Corporation on July 2, 2008.